UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington,  D.C.  20549

____________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

____________________________

Date of Report (Date of earliest event reported): April 26, 2018

McEWEN MINING INC.

(Exact name of registrant as specified in its charter)

Colorado (State or other jurisdiction of incorporation or organization)	001-33190 (Commission File Number)	84-0796160 (I.R.S. Employer Identification No.)

150 King Street, Suite 2800

Toronto,  Ontario, Canada  M5H 1J9

(Address of principal executive offices)  (Zip Code)

Registrant’s telephone number including area code:  (866) 441-0690

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ◻

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ◻

EXPLANATORY NOTE

This Current Report on Form 8-K is filed to provide updated pro forma financial information related to the acquisition by McEwen Mining Inc. (the “Company”) of the Black Fox Complex and associated assets and liabilities (the “Acquired Business”) in satisfaction of the requirements of certain registration statements set forth in Regulation S-X Article 11.

Item 9.01. Financial Statements and Exhibits.

 (b) Pro forma financial information.

The unaudited pro forma financial information as of and for the year ended December 31, 2017, and the accompanying notes thereto, after giving effect to the acquisition by the Company's wholly owned subsidiary, McEwen Ontario, of the Acquired Business, are filed as Exhibit 99.1 to this Form 8-K.

c
(d)	Exhibits.

The following exhibits are filed with this report:

Carve-out

Exhibit No.	Exhibit

99.1	Unaudited pro forma financial information for the year ended December 31, 2017 and the accompanying notes thereto.

SIGNATURE

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

McEWEN MINING INC.

Date: April 26, 2018	By:	/s/ Andrew Elinesky
Andrew Elinesky, Senior Vice President and Chief Financial Officer